UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 22, 2010
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-160748 (Commission File Number)	27-0351641 (IRS Employer Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     On December 22, 2010, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Des Moines, Iowa, commonly known as the Park Place Condominiums (the “Park Place Property”). The Company hereby amends the Form 8-K filed December 29, 2010 to provide the required financial information related to its acquisition of the Park Place Property.

(a)	Financial Statements of Real Estate Acquired

Park Place Property

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-3

(b)	Pro Forma Financial Information

Steadfast Income REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of September 30, 2010	F-6

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2010	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009	F-11

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steadfast Income REIT, Inc.
Dated: March 1, 2011	By:	/s/ James M. Kasim
James M. Kasim
Chief Financial Officer and Treasurer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Park Place Property for the year ended December 31, 2009. This statement is the responsibility of the Park Place Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Park Place Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Park Place Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Park Place Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Park Place Property for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
February 25, 2011

PARK PLACE PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Year Ended
	September 30, 2010	December 31, 2009
	(unaudited)
Revenues:
Rental income	$874,296	$1,004,897
Tenant reimbursements and other	198,238	193,790

Total revenues	1,072,534	1,198,687

Expenses:
Operating, maintenance and management	385,604	518,491
Real estate taxes and insurance	226,872	303,303
General and administrative expenses	23,724	83,423

Total expenses	636,200	905,217

Revenues over certain operating expenses	$436,334	$293,470

See accompanying notes to statements of revenues over certain operating expenses.

PARK PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2010 (unaudited)
and the Year Ended December 31, 2009
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On December 22, 2010 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a fee simple interest in a multifamily property located in Des Moines, Iowa, commonly known as the Park Place Condominiums (the “Park Place Property”), through SIR Park Place, LLC, an indirect wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, LP, the Company’s operating partnership. The Park Place Property is comprised of 147 condominium units with approximately 90,000 rentable square feet within a 16-story apartment complex with a total of 158 condominium units in downtown Des Moines, Iowa.
     The Park Place Property contains studio, one- and two-bedroom units ranging from 429 square feet to 679 square feet per unit, as well as 101 onsite garage parking spaces and a nearby surface lot containing 40 parking spaces. The Park Place Property includes various community amenities such as a fitness center, community room with Wi-Fi and library, a computer room, a secure access entry, and laundry facilities. As of September 30, 2010 and December 31, 2009, and the Park Place Property was 93% and 98% leased, respectively.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Park Place Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Park Place Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Park Place Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Park Place Property was acquired from an unaffiliated party and (2) based on due diligence of the Park Place Property conducted by the Company, management is not aware of any material factors relating to the Park Place Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
     The statement of revenues over certain operating expenses for the nine months ended September 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full year.

PARK PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2010 (unaudited)
and the Year Ended December 31, 2009
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Park Place Property leases residential condominiums under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Park Place Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     Compliance with existing environmental laws is not expected to have a material adverse effect on the Park Place Property’s financial position or results of operations as of December 31, 2009. The Park Place Property is subject to various environmental laws of Federal, State and local governments.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     The following pro forma information should be read in conjunction with the consolidated balance sheets of the Company as of December 31, 2009 and September 30, 2010, the related consolidated statements of operations, equity, and cash flows for the nine months ended September 30, 2010, and the notes thereto contained in the Company’s quarterly report on Form 10-Q filed on November 15, 2010. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Lincoln Tower Property, which has been included in the Company’s prior filing with the SEC and the statements of revenues over certain operating expenses and the notes thereto of the Park Place Property, which are included herein.
     The following unaudited pro forma balance sheet as of September 30, 2010, has been prepared to give effect to the acquisition of the Park Place Property acquired on December 22, 2010, as if the acquisition occurred on September 30, 2010. The Lincoln Towers Property was acquired on August 11, 2010 and is recorded in the Company’s historical balance sheet as of September 30, 2010.
     The following unaudited pro forma statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009, have been prepared to give effect to the acquisition of the Lincoln Towers Property and the Park Place Property as if the acquisitions occurred on January 1, 2009.
     These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Lincoln Tower Property and the Park Place Property had been consummated as of the dates indicated. In addition, the unaudited pro forma balance sheet includes pro forma allocations of the Park Place Property purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. The audited statement of revenues over certain expenses of the Lincoln Tower Property has been previously filed on From 8-K/A with the SEC on October 25, 2010.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2010

		Pro Forma Adjustments
	Steadfast
	Income
	REIT, Inc.	Park Place		Pro Forma
	Historical (a)	Property (b)		Total
Assets
Real estate:
Land	$258,600	$500,000	(c)	$758,600
Buildings and improvements	8,741,736	6,825,620	(c)	15,567,356
Tenant origination and absorption costs	499,664	724,380	(c)	1,224,044

Total real estate, cost	9,500,000	8,050,000		17,550,000
Less accumulated depreciation and amortization	(175,558)	—		(175,558)

Total real estate, net	9,324,442	8,050,000		17,374,442
Cash and cash equivalents	2,844,851	(209,811	)(b)(d)	2,635,040
Rents and other receivables	108,327	19,914	(b)	128,241
Deferred financing costs and other assets, net	50,432	47,668	(b)	98,100

Total assets	$12,328,052	$7,907,771		$20,235,823

Liabilities and stockholders’ equity
Notes payable	$6,650,000	$5,000,000	(b)	$11,650,000
Accounts payable and accrued liabilities	504,205	174,379	(b)	678,584
Distributions Payable	36,752	—		36,752
Due to affiliates	316,012	—		316,012

Total liabilities	7,506,969	5,174,379		12,681,348

Commitments and contingencies

Redeemable common stock	2,387	—		2,387

Stockholders’ equity:
Preferred stock, $.01 par value; 100,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 999,999,999 shares authorized, 772,143 shares issued and outstanding, 1,098,586 pro forma shares	7,721	3,264	(b)	10,985
Convertible stock, $.01 par value; 1,000 shares issued, and outstanding as of September 30, 2010	10	—		10
Additional paid-in capital	6,081,361	2,730,128	(b)	8,811,489
Cumulative distributions and net losses	(1,270,396)	—		(1,270,396)

Total stockholders’ equity	4,818,696	2,733,392		7,552,088
Noncontrolling interest	—	—		—

Total equity	4,818,696	2,733,392		7,552,088

Total liabilities and stockholder’s equity	$12,328,052	$7,907,771		$20,235,823

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2010
(a)	Historical financial information as of September 30, 2010, derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010.
(b)	Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Park Place Property and related cash, other assets and liabilities as if the acquisition had occurred on September 30, 2010. The purchase price of the Park Place Property, exclusive of closing, and other acquisition costs, was $8.1 million and was funded with proceeds from the Company’s initial public and private offering and bank financing in the amount of $5.0 million.
(c)	The Company recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation is preliminary and subject to change.
(d)	Represents proceeds from the issuance of common stock as of December 22, 2010 in excess of the purchase price of the Park Place Property.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2010

	Steadfast
	Income	Pro Forma Adjustments
	REIT, Inc	Lincoln Tower		Park Place		Pro Forma
	Historical (a)	Property(b)		Property(b)		Total
Revenues:
Rental income	$263,425	$1,176,591	(c)	$874,296	(c)	$2,314,312
Tenant reimbursements and other	14,226	21,062	(d)	198,238	(d)	233,526

Total revenues	277,651	1,197,653		1,072,534		2,547,838

Expenses:
Operating, maintenance and management	86,087	418,425	(e)	385,604	(e)	890,116
Real estate taxes and insurance	46,137	186,993	(f)	235,230	(f)	468,360
Fees to affiliates	217,408	(107,912	)(g)	86,976	(g)	196,472
General and administrative expenses	753,963	31,155	(h)	23,724	(h)	808,842
Depreciation and amortization	175,558	118,219	(i)	225,457	(i)	519,234
Interest expense	56,799	243,951	(j)	206,250	(j)	507,000
Acquisition costs	149,507	(47,515	)(k)	(89,296	)(k)	12,696

	1,485,459	843,316		1,073,945		3,402,720

Net loss	(1,207,808)	$354,337		$(1,411)		(854,882)

Net loss attributable to noncontrolling interest	1,000					1,000

Net loss attributable to common stockholders	$(1,206,808)					$(853,882)

Net loss per common share — basic and diluted	$(3.30)					$(0.78)

Weighted-average number of common shares outstanding — basic and diluted	365,924					1,098,586

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2010
(a)	Historical financial information for the nine months ended September 30, 2010 derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Park Place Property and Lincoln Towers Property as if these assets had been acquired as of January 1, 2009.

(c)	Represents base rental income (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2010, based on the historical operations of the previous owners. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009.

(d)	Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(e)	Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2010, based on management estimates.

(g)	Represents fees to affiliates that require adjustment to the historical statement of operations of the Company for the nine months ended September 30, 2010 for the Lincoln Tower Property and the Park Place Property as if they had been acquired on January 1, 2009. The pro forma total fees to affiliates for the nine months ended September 30, 2010 are as follows:
•	Investment Management Fees: Investment management fees are payable to the Company’s advisor, Steadfast Income Advisor, LLC (“Advisor”) based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property and the Park Place Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to the Advisor attributable to the acquisition cost for the nine months ended September 30, 2010 was $107,298; and

•	Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property and the Park Place Property, as defined in each of the Property Management Agreements. The property management fees payable to the property manager for the nine months ended September 30, 2010 was $89,174.
(h)	Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2010, based on historical operations of the previous owners of the Lincoln Towers Property and the Park Place Property.

(i)	Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2010. Depreciation expense on the property is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)	Represents interest expense incurred on $6.65 million in seller financing from the seller of the Lincoln Tower Property pursuant to a promissory note bearing interest at a rate of 6% and interest expense incurred on $5 million in debt related to the Park Place Property pursuant to a promissory note bearing interest at a rate of 5.25%, as further described in the Form 8-K filed by the Company on December 29, 2010.

(k)	Represents adjustments made to acquisition costs for the nine months ended September 30, 2010, in order to eliminate those amounts incurred by the Company that were attributable to the Lincoln Tower Property and the Park Place Property during the nine months ended September 30, 2010, as if the assets had been acquired as of January 1, 2009.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

	Steadfast
	Income	Pro Forma Adjustments
	REIT, Inc	Lincoln Tower		Park Place		Pro Forma
	Historical (a)	Property(b)		Property(b)		Total
Revenues:
Rental income	$—	$1,825,440	(c)	$1,004,897	(c)	$2,830,337
Tenant reimbursements and other	—	45,064	(d)	193,790	(d)	238,854

Total revenues	—	1,870,504		1,198,687		3,069,191

Expenses:
Operating, maintenance and management	—	792,851	(e)	518,491	(e)	1,311,342
Real estate taxes and insurance	—	306,439	(f)	312,179	(f)	618,618
Fees to affiliates	—	335,474	(g)	272,649	(g)	608,123
General and administrative expenses	—	25,220	(h)	83,423	(h)	108,643
Depreciation and amortization	—	803,276	(i)	1,024,989	(i)	1,828,265
Interest expense	—	401,000	(j)	275,000	(j)	676,000
Acquisition costs	—	142,916	(k)	188,964	(k)	331,880

	—	2,807,176		2,675,695		5,482,871

Net loss	—	$(936,672)		$(1,477,008)		(2,413,680)

Net loss attributable to noncontrolling interest	—					—

Net loss attributable to common stockholders	$—					$(2,413,680)

Net loss per common share — basic and diluted	$—					$(2.20)

Weighted-average number of common shares outstanding — basic and diluted	22,233					1,098,586

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(a)	Historical financial information derived from the Company’s audited financial statements for the year ended December 31, 2009. The Company did not commence operations until August 11, 2010, the date upon which it acquired the Lincoln Tower Property. However from the date of its formation on May 4, 2009 to December 31, 2009, the Company had issued 22,223 shares of common stock.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property and the Park Place Property as if these assets had been acquired as of January 1, 2009.

(c)	Represents base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on the historical operations of the previous owners of the Lincoln Tower Property and Park Place Property. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009.

(d)	Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on historical operations of the previous owners of the Lincoln Tower Property and the Park Place Property.

(e)	Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on historical operations of the previous owners of the Lincoln Tower Property and the Park Place Property.

(f)	Represents real estate taxes and insurance expense incurred by the Lincoln Tower Property and the Park Place Property (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on management estimates.

(g)	Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009 that would be due to affiliates had the Lincoln Tower Property and the Park Place Property been acquired on January 1, 2009. The pro forma total fees to affiliates are as follows:
•	Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition cost of the Park Place Property, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement. The acquisition fee payable to Advisor attributable to the acquisitions of the Lincoln Tower Property and Park Place Property for the year ended December 31, 2009 was $357,637;

•	Investment Management Fees: Investment management fees are payable to Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Park Place Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to Advisor attributable to the acquisition cost of the Lincoln Tower Property and Park Place Property for the year ended December 31, 2009 was $143,064;

•	Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property and the Park Place Property, as defined in the Property Management Agreements. The property management fees payable to the property manager for the year ended December 31, 2009 was $107,422.

(h)	Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on historical operations of the previous owners of the Lincoln Tower Property and the Park Place Property.

(i)	Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009. Depreciation expense on the property is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)	Represents interest expense incurred on $6.65 million in seller financing from the seller of the Lincoln Tower Property pursuant to a promissory note bearing interest at a rate of 6% and interest expense incurred on $5 million in debt related to the Park Place Property pursuant to a promissory note bearing interest at a rate of 5.25%, as further described in the Form 8-K filed by the Company on December 29, 2010.

(k)	Represents adjustments made to acquisition costs for the year ended December 31, 2009, to include those amounts incurred by the Company that were attributable to the Lincoln Tower Property and the Park Place Property, as if the assets had been acquired as of January 1, 2009.